UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 16, 2007
Date of Earliest Event Reported: August 13, 2007
New 360

(Exact name of registrant as specified in its charter)

California	001-33468	01-08893376

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2777 North Ontario Street Burbank, California	91504

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 565-1400
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A is being filed for the sole purpose of including Exhibit 99.1, which inadvertently was excluded from the Current Report on Form 8-K that the registrant filed on August 16, 2007.
Item 1.01. Entry into a Material Definitive Agreement.
Spin-Off of New 360 Common Stock
     As previously reported on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Point.360, a California corporation (“Point.360”), Point.360, New 360, a newly formed California corporation and wholly owned subsidiary of Point.360 (“New 360”), and DG FastChannel, Inc., a Delaware corporation (“DG FastChannel”), entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) and a Contribution Agreement (as amended, the “Contribution Agreement”). Under the terms of the Merger Agreement, DG FastChannel agreed to make an exchange offer (the “Exchange Offer”) for all outstanding shares of Point.360 common stock, including the associated preferred share purchase rights.
     On August 13, 2007, DG FastChannel accepted for exchange all shares validly tendered and not withdrawn in the Exchange Offer. In accordance with the terms of the Exchange Offer, 0.1895 of a share of DG FastChannel common stock was exchanged for each share of Point.360 common stock validly tendered and not withdrawn.
     On August 14, 2007, pursuant to the terms of the Merger Agreement, Point.360 was merged into DG FastChannel, with DG FastChannel continuing as the surviving corporation (the “Merger”). Upon completion of the Merger, the remaining outstanding shares of Point.360 common stock, other than shares held by DG FastChannel and by shareholders exercising dissenters’ rights, were converted into the right to receive 0.1895 of a share of DG FastChannel common stock for each share of Point.360 common stock.
     On August 13, 2007, prior to the completion of the Exchange Offer and the Merger and in accordance with the terms of the Merger Agreement and the Contribution Agreement, (1) Point.360 contributed to New 360 (the “Contribution”) all of the assets used by Point.360 in its post-production business and all other assets owned, licensed, or leased by Point.360 that were not used exclusively in connection with the business of Point.360 representing advertising agencies, advertisers, brands, and other media companies which require services for short-form media content (the “ADS Business”), with New 360 assuming certain liabilities of Point.360, and (2) Point.360 distributed to its shareholders on a pro rata basis all of the outstanding common stock of New 360 (the “Spin-Off”).
     In the Spin-Off, each Point.360 shareholder received one share of New 360 common stock (and a related preferred share purchase right described below) for each share of Point.360 common stock held by the shareholder as of the record date of August 7, 2007. As a result of the Contribution and the Spin-Off, the assets and liabilities of Point.360 acquired by DG FastChannel in the Merger consist only of those assets and liabilities exclusively related to the ADS Business. Immediately after the completion of the Spin-Off, DG FastChannel contributed to New 360 the shares of New 360 common stock that it received in the Spin-Off as a shareholder of Point.360. As a result of the Spin-Off, New 360 is now a publicly held company whose common stock is traded on the Nasdaq Global Market and is registered under Section 12 of the Securities Exchange Act of 1934.
     On August 14, 2007, New 360 filed a Prospectus (the “New 360 Prospectus”) with the SEC pursuant to SEC Rule 424(b) in connection with a Registration Statement on Form S-1, File No. 333-144547 (the “S-1 Registration Statement”), that was previously filed by New 360 with the SEC for the purpose of registering the distribution of New 360’s common stock pursuant to the Spin-Off under the Securities Act of 1933. Among other things, the New 360 Prospectus contains (1) a description of the Contribution and the Spin-Off; (2) a description of Point.360’s post-production business that was transferred to New 360 pursuant to the Contribution Agreement; (3) risk factors relating to New 360’s business, the Contribution and Spin-Off, and New 360’s common stock; (4) a valuation of New 360 by Point.360’s financial advisor; (5) management’s discussion and analysis of New 360’s financial condition and results of operations; (6) pro forma financial statements of New 360 giving effect to the Contribution and Spin-Off; (7) financial statements for New 360; and (8) a description of New 360’s management and executive compensation policies.
     On August 14, 2007, Point.360 issued a press release relating to certain of the matters described in this Current Report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.
Agreements Between New 360 and DG FastChannel
     On August 13, 2007, pursuant to the terms of the Merger Agreement and the Contribution Agreement, New 360 entered into the following material agreements with DG FastChannel:
     Noncompetition Agreement
     A Noncompetition Agreement between New 360 and DG FastChannel provides that:
•	for a period of five years, New 360 will not use or disclose confidential information relating to the Ads Business;

•	for a period of five years, New 360 will not engage in the Ads Business or otherwise compete with the Ads Business; and

•	for a period of five years, New 360 will not recruit any officer or employee of DG FastChannel or call on, solicit or service any customer, supplier, licensee, licensor or other business relation or prospective client of the Ads Business with respect to the products or services of the Ads Business, or induce any customer, supplier, licensee, licensor or other business relation of DG FastChannel to cease doing business with DG FastChannel.
     Post Production Services Agreement
     A Post Production Services Agreement between New 360 and DG FastChannel provides that DG FastChannel will use its commercially reasonable efforts to use New 360 for its outsourced post-production services, including high definition duplication, and that New 360 will act as DG FastChannel’s resource to vault all elements to be stored in Los Angeles, California for existing Point.360 customers and West Coast-based DG FastChannel customers, subject to the terms and conditions of the agreement. The agreement has an initial five-year term and is subject to one-year extensions unless either party elects not to extend the term.
     Working Capital Reconciliation Agreement
     Pursuant to a Working Capital Reconciliation Agreement between DG FastChannel and New 360, DG FastChannel will make a cash payment to New 360 equal to Point.360’s net working capital as of August 14, 2007, excluding New 360’s working capital and reduced by up to $1,500,000 pursuant to the terms of the agreement. DG FastChannel is also responsible for paying specified amounts of New 360’s out-of-pocket expenses, up to $425,000, that were incurred in connection with the Merger Agreement and the agreements and transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, DG FastChannel also agreed to make a payment of $7,000,000 to be applied to the repayment of outstanding amounts under Point.360’s credit facilities.
     Indemnification and Tax Matters Agreement
     Pursuant to an Indemnification and Tax Matters Agreement between New 360 and DG FastChannel, (1) New 360 will indemnify DG FastChannel against losses, costs and expenses that are incurred by DG FastChannel relating to the liabilities (other than taxes) of Point.360 that New 360 assumed pursuant to the

Contribution Agreement or relating to office leases transferred to New 360 for which the lessors’ release of DG FastChannel from liability under the leases has not been obtained, and (2) DG FastChannel will indemnify New 360 against losses, costs and expenses that are incurred by New 360 relating to the liabilities (other than taxes) of Point.360 associated with the Ads Business that was acquired by DG FastChannel upon Point.360’s merger into DG FastChannel.
     The Indemnification and Tax Matters Agreement also contains provisions that set forth the rights and obligations of New 360 and DG FastChannel with respect to certain taxes incurred by Point.360 and the filing of tax returns with respect to such taxes. In general, New 360 is required to indemnify DG FastChannel against losses, costs and expenses incurred by DG FastChannel that are in excess of the tax reserve on Point.360’s balance sheet and that relate to (1) inaccuracies in Point.360’s representations in the Merger Agreement relating to taxes or (2) taxes incurred by Point.360 for any tax period ending on or before the completion of the Exchange Offer.
Loan Agreements
     Effective August 13, 2007, in connection with the transactions contemplated by the Merger Agreement and the Contribution Agreement, New 360 entered into the following agreements (the “Loan Agreements”):
     Loan Agreement with Bank of America
     A Loan Agreement between New 360 and Bank of America, N.A. provides New 360 with a secured working capital revolving credit facility in the amount of $8,000,000 and a sub-line of credit of $1,000,000 for the issuance of standby letters of credit. Borrowings bear interest at the base rate of LIBOR, plus 1.85% for the first six months of the agreement, and thereafter either (i) prime minus 0% to 1.00% or (ii) LIBOR plus 1.50% to 2.50%, depending on the level of New 360’s ratio of outstanding debt to fixed charges. The facility is secured by all of New 360’s assets (other than the equipment that secures the loan from General Electric Capital Corporation described below) and matures on August 14, 2009. The credit facility requires New 360 to comply with financial covenants pertaining to a minimum “quick ratio” and a minimum “fixed charge coverage ratio.” The credit facility also contains a variety of restrictive covenants, such as limitations on borrowings and dividends, and provides for customary events of default.
     Loan Agreements with General Electric Capital Corporation
     New 360 assumed Point.360’s rights and obligations under a Promissory Note dated December 30, 2005 issued by Point.360 in favor of General Electric Capital Corporation that provides for a term loan of $10,000,000. Borrowings bear interest at the base rate of LIBOR, plus 3.15%, are secured by New 360’s equipment, and are to be repaid in 60 equal principal payments plus payment of accrued interest. New 360 is required to comply with various restrictive covenants specified in the loan facility, which provides for customary events of default.
     New 360 assumed Point.360’s rights and obligations under a Promissory Note dated March 30, 2007 issued by Point.360 in favor of General Electric Capital Corporation that provides for a term loan of $2,500,000. The loan provides for interest at 8.35% per annum and is secured by Point.360’s equipment. The loan will be repaid in 45 equal monthly installments of principal and interest.
Preferred Share Purchase Rights
     On July 25, 2007, the Board of Directors of New 360 declared a dividend distribution of one preferred share purchase right (a “Right”) for each outstanding share of New 360 common stock. Each share of New

     360 common stock that was distributed in the Spin-Off was accompanied by one Right, and each share of New 360 common stock issued thereafter until the Distribution Date (as defined below) will have an associated Right.
     Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from New 360 one one-hundredth of a share of Series A Junior Participating Preferred Stock, without par value (the “Preferred Shares”), of New 360 at a price of $10 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between New 360 and American Stock Transfer & Trust Company, as Rights Agent, dated as of July 25, 2007.
     Initially, the Rights will be attached to all certificates representing New 360 common stock, and no separate Right Certificates will be distributed. The Rights will separate from the common stock upon the earlier to occur of (1) ten days after a person or group of affiliated or associated persons, other than Haig S. Bagerdjian, has acquired beneficial ownership of 20% or more of the outstanding New 360 common stock (except pursuant to a Permitted Offer, as hereinafter defined) or (2) 10 business days (or such later date as the New 360 Board of Directors may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earlier of such dates being called the “Distribution Date”). A person or group whose acquisition of New 360 common stock causes a Distribution Date pursuant to clause (1) above is an “Acquiring Person.” The date that a person or group becomes an Acquiring Person is the "Shares Acquisition Date.”
     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred solely with the New 360 common stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new common stock certificates issued upon transfer or new issuances of common stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for common stock, even if such notation is not attached thereto, will also constitute the transfer of the Rights associated with the common stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date (and to each initial record holder of certain common stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.
     The Rights are not exercisable until the Distribution Date and will expire at the close of business on August 6, 2017, unless earlier redeemed by New 360 as described below.
     In the event that any person becomes an Acquiring Person, except pursuant to a tender or exchange offer which is for all outstanding New 360 common stock at a price and on terms which a majority of members of the New 360 Board of Directors determines to be adequate and in the best interests of New 360 and its shareholders other than the Acquiring Person (a “Permitted Offer”), each holder of a Right will thereafter have the right (the “Flip-In Right”) to receive upon exercise the number of shares of common stock (or, in certain circumstances, one one-hundredths of a share of Preferred Shares or other securities of New 360) having a market value (immediately before such triggering event) equal to two times the exercise price of the Right. At such time, all Rights that are beneficially owned by the Acquiring Person or any affiliate, associate or transferee thereof will be null and void.
     In the event that, at any time following the Shares Acquisition Date, (1) New 360 is acquired in a merger or other business combination transaction in which the holders of all of the outstanding New 360 common stock immediately before the consummation of the transaction are not the holders of all of the surviving corporation’s voting power, or (2) more than 50% of New 360’s assets or earning power are sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of common stock are not treated alike, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the “Flip-Over Right”) to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right only to the extent that the Flip-In Right has not previously been exercised.
     The Purchase Price payable and the number of Preferred Shares, shares of common stock or other securities issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (1) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (2) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price (or conversion price as the case may be), less than the then current market price of the Preferred Shares or (3) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
     The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the New 360 common stock or a stock dividend on the common stock payable in common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, before the Distribution Date.
     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend per share of 100 times the dividend declared per share of New 360 common stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share; thereafter, the holders of the Preferred Shares and the holders of the common stock will share the remaining assets in the ratio of 1 to 1 (subject to adjustment) for each Preferred Share and share of common stock so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which shares of common stock are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of common stock. These rights are protected by customary antidilution provisions. In the event that the amount of accrued and unpaid dividends on the Preferred Shares is equivalent to six full quarterly dividends or more (whether or not consecutive), the holders of the Preferred Shares shall have the right, voting as a class, to elect two directors in addition to the directors elected by the holders of the common stock until all cumulative dividends on the Preferred Shares have been paid through the last quarterly dividend payment date or until non-cumulative dividends have been paid regularly for at least one year. The rights, preferences, and privileges of the Preferred Shares described in this paragraph are set forth in a Certificate of Determination filed by New 360 with the California Secretary of State on July 31, 2007, a form of which is attached as Exhibit A to the Rights Agreement.
     With certain exceptions, no adjustment to the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are one one-hundredth or integral multiples of one one-hundredth of a Preferred Share, which may, at the election of New 360, be evidenced by depositary receipts) and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares on the last Trading Day (as defined in the Rights Agreement) before the date of exercise.
     At any time before the earliest to occur of (1) a person becoming an Acquiring Person, (2) the expiration of the Rights, or (3) in certain circumstances, after the Shares Acquisition Date, New 360 may redeem all but not less than all of the Rights at a price of $.0001 per Right, which redemption shall be effective upon the action of the Board of Directors.
     All of the provisions of the Rights Agreement may be amended by the Board of Directors before the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the

Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of New 360, including, without limitation, the right to vote or to receive dividends.
     Copies of the Rights Agreement and the Certificate of Determination were filed by New 360 on July 26, 2007 with the SEC as exhibits to the S-1 Registration Statement. The preceding summary of the Preferred Shares and the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Certificate of Determination, which are incorporated herein by reference.
Forward-Looking Statements
     Statements in this Current Report on Form 8-K may contain certain forward-looking statements relating to New 360. All statements included in this Current Report on Form 8-K concerning activities, events, or developments that New.360 expects, believes, or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the expected cost savings and other synergies and benefits from the transactions contemplated by the Merger Agreement and the Contribution Agreement may not be fully realized, realized at all, or take longer to realize than anticipated. Additional information on these and other risks, uncertainties, and factors is included in the New 360 Prospectus.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The description of New 360’s acquisition of assets pursuant to the Contribution set forth above in Item 1.01 is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description of the Loan Agreements set forth above in Item 1.01 is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     In connection with the transactions contemplated by the Merger Agreement and the Contribution Agreement, New 360 issued 12,165,846 shares of common stock to Point.360 on August 13, 2007, in exchange for the assets contributed by Point.360 to New 360 pursuant to the Contribution described above in Item 1.01. The shares were subsequently distributed in the Spin-Off by Point.360 to its shareholders on a pro rata basis. The share issuance to Point.360 was exempt from registration under the Securities Act of 1933 by reason of Section 4(2) thereunder as a transaction not involving a public offering of securities.
Item 3.03. Material Modification to Rights of Security Holders.
     The description of the Rights and the Rights Agreement set forth above in Item 1.01 is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
     The description of the Spin-Off set forth above in Item 1.01 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Prior to August 17, 2007, New 360 intends to change its name to Point.360 pursuant to an amendment to its Articles of Incorporation. Following this name change, Point.360’s common stock will trade on the Nasdaq Global Market under the symbol “PTSX.”
     The description of the Certificate of Determination for the Preferred Shares set forth above in Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release by Point.360 dated August 14, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New 360
August 16, 2007	By:	/s/ Alan R. Steel
		Name:	Alan R. Steel
		Title:	Chief Financial Officer